Dollar Reserves
11 Hanover Square, New York, NY 10005

Dollar Reserves
A High Quality Money
Market Fund Investing in
U.S. Government Securities
Income is Generally Free from State and Local Income Taxes

Semi-Annual Report
December 31, 1997


                                                              February 12, 1998

Fellow Shareholders:

        The Fund's approach of investing exclusively in short term U.S. Government securities, the income from which is generally free from state income and personal property taxes, makes it a sound choice for safety conscious investors, with the added convenience of free, unlimited check writing.

        We are very pleased to welcome shareholders of the Fund who have joined us since our June 30, 1997 Annual Report, either by opening accounts directly, or through their Bull & Bear Securities discount brokerage accounts, where customers' cash balances are promptly put to work by being automatically swept into shares of the Fund.

                               REVIEW AND OUTLOOK

        Thirty year U.S. Treasury bonds began the second half of 1997 yielding 6.90%, and closed the year yielding 5.97%. This yield decline of almost a full percentage point, however, was not duplicated in the short term money market securities in which the Fund invests. For most of the last half of the year three month Treasury bill yields, for example, stayed in a relatively narrow range around their 5.17% average, reaching a low of 4.90% in late October due to a "flight to quality" at the height of the Asian financial crisis, and increased to 5.47% at year end.

        The major reasons for the decline in 1997 of intermediate and long term interest rates was the improvement in the Federal Budget. The deficit dropped to $22 billion in 1997 from $107 billion in 1996, and may be in surplus in 1998. Also, as we have noted before, the demand for Treasury securities among investors remains high, while the supply continues to decline due to lower Government financing requirements.

        We recognize that current low levels of unemployment may lead to higher interest rates. We continue to believe, however, that competitive price pressures will prevent producers from passing on much, if any, of their increased labor costs, and that they will more likely absorb such costs through reduced profit margins and/or by increases in productivity. Accordingly, we anticipate low inflation, declining inflation premiums, and somewhat lower intermediate and long term interest rates in the year ahead.

                      A CONVENIENT WAY TO GROW YOUR ACCOUNT

        The Fund's all-weather, income and safety conscious approach makes it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer the BULL & BEAR AUTOMATIC INVESTMENT PROGRAM, with three different Plans to facilitate an automatic monthly investment of $100 or more into your regular, IRA or other type Fund account.

o The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically the dollar amount you specify from your regular checking account, NOW account, or bank money market deposit account.

o In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

o The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically into your Fund account part or all of certain U.S. Government payments, such as Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

        If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee Regular or Roth IRA or opening a discount brokerage account at Bull & Bear Securities, as described on page 3, we would be very pleased to hear from you. Just call toll-free 1-888-503-FUND (3863), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.


 Sincerely,



Thomas B. Winmill
President

Steven A. Landis
Senior Vice President
Portfolio Manager

Mutual Funds     Bull & Bear Dollar    A high quality moneymarket fund investing
                 Reserves              in U.S. Government securities. Income is
                                       generally free from state income and
                                       intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

                 Bull & Bear Gold      Seeks long term capital appreciation in
                 Investors             investments with the potential to provide
                                       a hedge against inflation and preserve
                                       the purchasing power of the dollar.

                 Bull & Bear Special   Invests aggressively for maximum capital
                 Equities Fund         appreciation.

                 Bull & Bear U.S.and   Invests worldwide for the highest
                 Overseas Fund         possible total return.

                 Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.


Closed-end investment     Bull & Bear          Investing for a high level of
companies listed on the   Global Income Fund   income from a global portfolio
American Stock Exchange                        of primarily investment grade
                                               fixed income securities.

                          Bull & Bear          Investing for the highest
                          Municipal Income     possible income exempt from
                          Fund                 Federal income tax that is
                                               consistent with preservation of
                                               principal.

                          Bull & Bear U.S.     Investing for a high level of
                          Government           current income, liquidity and
                          Securities Fund      safety of principal.

Discount Brokerage     Bull & Bear        Receive the investment information you
Services               Securities, Inc.   need and the low commissions you
                                          expect. Plus you can earn American
                                          Airlines(R) AAdvantage(R) miles every
                                          time you trade. And you can save an
                                          additional 10% off our already low
                                          commission rates when you use Bull &
                                          Bear PC OnLine Investment CenterSM
                                          and/or Bull & Bear TeleQuote/TeleTrade
                                          SM.(There is no check writing minimum
                                          for Bull & Bear Performance Plus(R)
                                          accounts.)

                                  Call Toll-Free1-800-BULL-BEAR (1-800-285-5232)


                                  Total Return Performance. At December 31, 1997, Bull & Bear Dollar Reserves' 7-day compound yield was 4.83% on a current yield of 4.72%. Past performance does not guarantee future results. Investment return will fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.

BULL & BEAR DOLLAR RESERVES
SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)


PRINCIPAL
AMOUNT                                                YIELD*         VALUE**
             U.S. GOVERNMENT AGENCIES (100%)
1,800,000    Federal Farm Credit, due 1/07/98         5.95%       $ 1,798,632
1,000,000    Federal Farm Credit, due 2/03/98         5.65            999,914
  600,000    Federal Farm Credit, due 2/06/98         4.72            599,442
1,000,000    Federal Farm Credit, due 2/13/98         7.51          1,001,508
1,200,000    Federal Farm Credit, due 3/02/98         5.54          1,199,822
  110,000    Federal Farm Credit, due 3/10/98         5.10            109,864
  725,000    Federal Farm Credit, due 3/26/98         5.58            715,673
1,000,000    Federal Farm Credit, due 4/09/98         5.76          1,000,097
3,005,000    Federal Home Loan Banks, due 1/07/98     5.95          3,002,736
  450,000    Federal Home Loan Banks, due 1/09/98     5.44            449,524
1,490,000    Federal Home Loan Banks, due 1/09/98     5.95          1,488,363
2,000,000    Federal Home Loan Banks, due 1/13/98     5.95          1,996,639
2,300,000    Federal Home Loan Banks, due 1/14/98     5.41          2,295,852
2,375,000    Federal Home Loan Banks, due 1/14/98     5.95          2,370,711
  400,000    Federal Home Loan Banks, due 1/21/98     5.43            398,854
3,000,000    Federal Home Loan Banks, due 1/21/98     5.71          3,000,111
1,300,000    Federal Home Loan Banks, due 1/21/98     5.79          1,299,934
  525,000    Federal Home Loan Banks, due 1/23/98     5.69            523,257
2,863,000    Federal Home Loan Banks, due 1/23/98     5.95          2,853,901
  500,000    Federal Home Loan Banks, due 1/27/98     5.95            498,115
  500,000    Federal Home Loan Banks, due 1/30/98     5.88            499,963
  475,000    Federal Home Loan Banks, due 2/03/98     7.62            475,608
1,500,000    Federal Home Loan Banks, due 2/04/98     6.00          1,492,534
3,059,000    Federal Home Loan Banks, due 2/06/98     6.00          3,042,729
  395,000    Federal Home Loan Banks, due 2/09/98     6.00            392,748
   50,000    Federal Home Loan Banks, due 2/12/98     5.64             49,983
1,250,000    Federal Home Loan Banks, due 2/18/98     6.00          1,241,008
  925,000    Federal Home Loan Banks, due 2/20/98     6.00            918,063
  260,000    Federal Home Loan Banks, due 2/23/98     6.00            257,916
2,000,000    Federal Home Loan Banks, due 2/24/98     7.32          2,004,502
  785,000    Federal Home Loan Banks, due 2/25/98     5.70            784,586
4,925,000    Federal Home Loan Banks, due 2/25/98     6.00          4,883,883
2,335,000    Federal Home Loan Banks, due 3/02/98     6.35          2,313,750
  250,000    Federal Home Loan Banks, due 3/09/98     7.06            250,560
  295,000    Federal Home Loan Banks, due 3/11/98     5.15            294,590
  100,000    Federal Home Loan Banks, due 3/11/98     5.27             99,902
  300,000    Federal Home Loan Banks, due 3/20/98     6.35            296,439
  661,000    Federal Home Loan Banks, due 3/23/98     6.35            653,097
1,000,000    Federal Home Loan Banks, due 4/13/98     6.89          1,002,935
1,070,000    Federal Home Loan Banks, due 4/15/98     5.79          1,070,156
1,500,000    Federal Home Loan Banks, due 4/15/98     6.03          1,501,073
  160,000    Federal Home Loan Banks, due 4/15/98     6.40            157,459
1,845,000    Federal Home Loan Banks, due 4/23/98     6.40          1,813,427
  414,000    Federal Home Loan Banks, due 4/29/98     6.40            406,573
  258,000    Federal Home Loan Banks, due 6/17/98     5.70            251,481
2,000,000    Student Loan Marketing Assn.,
             due 2/17/98                              5.00          1,999,596
  200,000    Student Loan Marketing Assn.,
             due 2/25/98                              5.54            199,907
5,000,000    Student Loan Marketing Assn.,
             due 3/17/98                              5.70          4,998,493
                                                                  -----------
                               TOTAL INVESTMENTS (100%)           $60,955,910

* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities. **Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)

ASSETS:
 Investments at value which equals
      amortized cost (note 1).........................          $60,955,910
Interest receivable...................................              687,334
   Cash...............................................               41,429
   Other assets.......................................                6,408
        Total assets..................................           61,691,081
LIABILITIES:
Payables:
   Dividend Payable ..................................                9,759
Accrued expenses91,428
        Total liabilities.............................              101,187
NET ASSETS: (applicable to 61,547,885
     outstanding shares: 500,000,000 shares
     of $.01 par value authorized)....................          $61,589,894
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($61,589,894 / 61,547,885).........................            $1.00
At   December 31, 1997, net assets consisted of:
   Paid-in capital....................................         $61,597,617
   Accumulated net realized loss on
     investments......................................              (7,723)
          ............................................         $61,589,894

STATEMENT OF OPERATIONS
For The Six Months Ended December 31, 1997 (Unaudited)
INVESTMENT INCOME:
   Interest...........................................         $1,776,582
EXPENSES:.............................................
Investment management (note 3)........................              8,450
   Distribution (note 3)..............................              9,225
   Transfer agent.....................................             47,816
   Custodian..........................................             24,329
   Registration (note 3)..............................             21,795
   Professional (note 3)..............................             20,528
   Shareholder administration (note 3)................             13,541
   Directors..........................................              5,323
   Other .............................................              1,361
        Total expenses................................            372,368
        Investment management fees and
          distribution plan expenses waived
          (note 3)....................................           (116,726)
        Net expenses..................................            255,642
        Net investment income.........................          1,520,940
        Net realized gain from security
        transactions..................................                854
        Net increase in net assets resulting
        from operations...............................         $1,521,794


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1997 (Unaudited) and for the Year Ended June 30, 1997

                                                     DECEMBER          JUNE 30,
                                                      31,1997              1997
                                                    ----------       ----------
OPERATIONS:
Net investment income                               $1,520,940       $3,026,307
Net realized gain from security transactions               854              401
Net increase in net assets resulting
from operations                                      1,521,794        3,026,708

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.025
and $0.047 per share, respectively)                 (1,549,290)      (3,025,265)

CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from
capital share transactions (a)                      (1,290,531)         439,197
  Total increase (decrease) in net assets           (1,318,027)         440,640

NET ASSETS:
Beginning of period                                 62,907,921       62,467,281
End of period                                      $61,589,894      $62,907,921


 (a) Transactions in capital shares                 December 31,       June 30,
     were as follows:                                   1997               1997

     Shares sold                                   $26,095,222     $ 66,841,991
     Shares issued in reinvestment of
     distributions                                   1,512,251        2,945,036
     Shares redeemed                               (28,898,004)     (69,347,830)
        Net increase (decrease)                    $(1,290,531)    $    439,197
                                                   ============    =============

See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1997, the Fund had an unused capital loss carryforward of approximately $8,600 which expires in 2003.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million,
 .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $37,501 of its management fee for the six months ended December 31, 1997. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $13,726 for providing certain administrative and accounting services at cost for the six months ended December 31, 1997. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The distribution fees were waived by Investor Service Center for the six months ended December 31, 1997. Investor Service Center also received $13,541 for shareholder administration services it provided to the Fund at cost for the six months ended December 31, 1997.


                                                           Years Ended June 30,

                                                     Six Months
                                                          Ended
                                                   December 31,
                                                          1997*         1997         1996         1995       1994         1993

1993 PER SHARE DATA
Net asset value at beginning of period                   $1.000       $1.000       $1.000       $1.000     $1.000       $1.000
Income from investment operations:
    Net investment income                                  .025         .047         .047         .044       .026         .026
Less distributions:
    Distributions from net investment income              (.025)       (.047)       (.047)       (.044)     (.026)       (.026)

Net asset value at end of period                         $1.000       $1.000       $1.000       $1.000     $1.000       $1.000

TOTAL RETURN                                              4.97%**      4.83%        4.81%        4.53%      2.59%        2.63%
                                                         ========     =======      =======      =======    =======      ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)              $61,590      $62,908      $62,467      $65,278    $76,351      $64,673
Ratio of expenses to average net assets (a)                .81%**       .71%         .90%         .89%         .89%       .75%
Ratio of net investment income to average net
assets (b)                                                4.80%**      4.73%        4.70%        4.41%        2.56%      2.59%


(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.18%**, 1.21%, 1.40%, 1.39%, 1.39%, and 1.25% for the six months ended December 31, 1997 and for the years ended June 30, 1997, 1996, 1995, 1994, and 1993, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.43%**, 4.23%, 4.20%, 3.91%, 2.06% and 2.09% for the six months ended December 31, 1997 and for the years ended June 30, 1997, 1996, 1995, 1994 and 1993,  respectively.
* Unaudited. ** Annualized.



For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Direct Access, call toll-free

1-888-503-VOICE
1-888-503-8642

Or, access the Fund on the web at
www.mutualfunds.net